Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders


Nuveen New York Quality Income
Municipal Fund, Inc.
33-43178
811-6424

A special meeting of shareholders was held in the offices of Nuveen Investments on June 30, 2008. The meeting was subsequently adjourned to July 28, 2008 and additionally adjourned to August 29, 2008, September 30, 2008 and October 28, 2008.

Voting results are as follows:

<c>To approve the elimination
of the fundamental policy
relating to insured bonds.
<c>Common and MuniPreferred shares voting together as a class

<c>MuniPreferred shares voting together as a class
   For
                   11,581,484
                    1,180
   Against
                     1,143,332
                       342
   Abstain
                        484,682
                         95
   Broker Non-Votes
                     3,736,610
                    4,970
      Total
                   16,946,108
                    6,587




<c>To approve the elimination
of the fundamental policy
relating to investing in municipal
 bonds rated within the four
highest grades.
..
   For
                   11,436,417
                    1,183
   Against
                     1,320,172
                       339
   Abstain
                        452,909
                         95
   Broker Non-Votes
                     3,736,610
                    4,970
      Total
                   16,946,108
                    6,587


<c>To approve the new
fundamental policy relating to
tax-exempt securities.
   For
                   11,702,221
                    1,209
   Against
                        975,913
                       295
   Abstain
                        531,364
                       113
   Broker Non-Votes
                     3,736,610
                    4,970
      Total
                   16,946,108
                    6,587

Proxy materials are herein incorporated by reference to the SEC filing on May 16, 2008, under Conformed Submission Type DEF 14A, accession number 0000950137-08- 007554.